April 15, 2016
THE DREYFUS/LAUREL FUNDS, INC.
- General Treasury and Agency Money Market Fund
- Class A Shares
 - Dreyfus Class Shares
Supplement to Prospectus dated March 1, 2016
The following changes will take effect on October 10, 2016
The following will replace the first sentence in the section of the fund's prospectus entitled "Shareholder Guide—Buying and Selling Shares—Applicable to General Treasury and Agency Money Market Fund only":
Your price for fund shares is the fund's NAV per share for the class of shares you purchase, which is calculated as of 5:00 p.m. Eastern time on days the New York Stock Exchange is open for regular business.